                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: NOVEMBER  YEAR: 2001


                 MONTH                           7/16/01-8/31/01    9/30/01         10/31/01        11/30/01
--------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                   $  36,458,061    $  23,943,367   $  21,691,268   $  21,898,981   $  --   $   --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)             $  (5,663,895)   $  (6,254,090)  $  (1,550,037)  $  (4,402,886)  $  --   $   --

NET INCOME (LOSS) (MOR-6)                          $ (12,537,900)   $ (10,767,435)  $  (5,850,757)  $  (8,543,837)  $  --   $   --

PAYMENTS TO INSIDERS (MOR-9)                       $     173,179    $     188,763   $     156,110   $     106,743   $  --   $   --

PAYMENTS TO PROFESSIONALS (MOR-9)                  $          --    $      11,243   $   1,408,481   $     802,884   $  --   $   --

TOTAL DISBURSEMENTS (MOR-7)                        $  98,519,611    $  60,972,958   $  72,465,946   $  64,901,653   $  --   $   --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 17
                                                                        12/20/01

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.       TYPE OF INSURANCE              AMOUNTS/LIMITS             INSURANCE CO.       TERM        EXPIRE    EXPOSURE BASE
---       -----------------              --------------             -------------       ----        ------    -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.       1 year      7/1/02    Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.       1 year      7/1/02    Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd          1 year      7/1/02    Annual revenues and
      Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL                                              remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.         1 year      7/1/02    Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global       1 year      7/1/02    Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's              1 year      7/1/02    Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich               1 year      7/1/02    Flat charge

  8   Excess Liability          $50,000,000                        AIG                  1 year      7/1/02    Flat Charge



NO.       TYPE OF INSURANCE           ANNUAL PREMIUM
---       -----------------           --------------

  1   Workers Compensation       $195,653 - Audit at (AFCO)
                                 expiration. Plus all losses within
                                 deductible.

  2   Automobile Liability       $92,955 (AFCO)



  3   Excess Liability           $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR   1/2 on 1/1/02.


  4   Excess Liability           Included



  5   Excess Liability           $295,000



  6   Excess Liability           $241,886



  7   Excess Liability           $109,210

  8   Excess Liability           $80,938

                                                                    Page 4 of 17
                                                                        12/20/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution per             London                                     chartered vessels.
      Liability                 occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk.   Sublimits:  Flood -                                               Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.


NO.       TYPE OF INSURANCE                                     ANNUAL PREMIUM
---       -----------------                                     --------------
  9   Excess Liability                             $62,500

 10   Marine Terminal                              $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability                      $57,375



 12   Excess Marine Liability                      $21,250



 13   Property Damage,                             Annual  -  Financed through AFCO.
      Business Interruption                        $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers                         $316,000 (15 mos.)
      Liability


 15   Excess Directors &                           $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers                         $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 17
                                                                        12/20/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------
 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance                                   registered tonnage
                                CERCLA -  $5,000,000               Syndicate

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing  Declared shipment
                                $1,000,000 any one barge                                                       values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02   Various
                                Ded. $250,000 per occurrence

 23   Environmental             $4,000,000 per loss                                      1 year     1/15/02   Loss Potential
      Impairment Liability      $8,000,000 aggregate               ECS
      (Petrochem & Fibers)                                         (Indian Harbor)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


NO.       TYPE OF INSURANCE                                   ANNUAL PREMIUM
---       -----------------                                   --------------
 17   Employee Dishonesty &                        $14,450
      Depositor's Forgery

 18   Hull & Machinery and                         $29,378 (AFCO)
      Protection & Indemnity






 19   Pollution Insurance                          $4,258 (AFCO)




 20   Marine and Railroad Cargo                    $40,000 Annual Approx.

 21   Duty Drawback Bond                           $2,875


 22   Fiduciary                                    $22,000 - Financed through Imperial.

 23   Environmental                                $106,200 - Financed through AFCO.
      Impairment Liability
      (Petrochem & Fibers)

 24   Closure/Post Closure                         $40,610
      Bonds - Petrochem


      ANNUAL TOTAL:                                     $3,459,260 *


      *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

STERLING CHEMICALS, INC. CASE #01-37806-H4-11

VENDOR                                  AMOUNT          ORDER
Merrill Lynch, Pierce, Fenner & Smith   $  1,503.21      benefit admin costs
                                        -----------
    TOTAL                               $  1,503.21
                                        ===========

SUMMARY

Employee Benefits                       $  1,503.21
                                        -----------
TOTAL                                   $  1,503.21
                                        ===========

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED NOVEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     723                $     528              $       -                 $     214
        Trade accounts receivable, net              -                   44,237                     61                     3,078
        Other Receivables                           -                    1,930                      -                         -
        Due from affiliates                       652                   20,751                 12,018                     4,040
        Inventories                                 -                   28,780                      -                     8,864
        Prepaid expenses                           29                    4,106                      -                         -
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,404                  100,332                 12,079                    16,196

Property, plant and equipment, net                  -                  124,854                  3,200                     6,215
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,106                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                    7,337                   23,848                      -                     1,380
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,801                $ 345,269              $  20,385                 $  23,791
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  63                  115,891                  1,175                     5,766
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   24,750                      -                     6,235
        Unsecured debt                        193,006                  277,725                  1,110                    71,225
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,861                  (16,017)                     -                    16,012
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (233,134)                     -                     9,339
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,497)                 (37,507)                 2,766                    (4,571)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (177,129)                (483,207)                18,100                  (133,161)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (177,129)                (485,744)                18,100                  (133,161)

TOTAL LIABILITIES AND EQUITY                $  43,801                $ 345,269              $  20,385                 $  23,791
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       9             $       -                 $       -
        Trade accounts receivable, net             -                     2,454                   902                     4,668
        Other Receivables                          -                     4,367                     -                         -
        Due from affiliates                    2,801                    49,472                   595                     4,184
        Inventories                                -                         -                   241                     1,610
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,518                    56,302                 1,738                    10,462

Property, plant and equipment, net                 -                         -                     -                    43,632
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,766                 1,846                         -
Other assets                                   2,708                     6,309                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,226                 $ 358,377             $   3,584                 $  54,094
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 26                    19,796                   669                       756
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          398                     7,317                     -                         -
        Unsecured debt                           840                   265,049                   170                    62,478
        Other / Intercompany                       -                     5,519                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     1,845
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (469)                      742                (1,816)                      (76)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 310                    (6,456)                2,745                    (9,140)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       310                    (6,456)                2,745                    (9,140)

TOTAL LIABILITIES AND EQUITY                $  5,226                 $ 358,377             $   3,584                 $  54,094
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,474
        Trade accounts receivable, net              -                 55,400
        Other Receivables                           -                  6,297
        Due from affiliates                   (88,412)                 6,101
        Inventories                                 -                 39,495
        Prepaid expenses                            -                  3,852
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (88,412)               112,619

Property, plant and equipment, net                  -                177,901
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,606
Investments in Subs                          (381,952)                45,455
Other assets                                       (1)                41,581
                                            --------------------------------

TOTAL ASSETS                                $(470,365)             $ 384,162
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (29,937)               114,205
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (6,633)                32,067
        Unsecured debt                       (131,371)               740,232
        Other / Intercompany                 (201,020)                 5,519
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,856
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,530)              (541,249)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (42,428)
        Pension adjustment                          -                   (135)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            --------------------------------
                                              (40,531)              (828,469)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,531)              (831,006)

TOTAL LIABILITIES AND EQUITY                $(470,365)             $ 384,162
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      --------------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/01     10/31/01        11/30/01          MONTH          MONTH
                                      --------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $    28,667   $   34,262  $       29,556  $   7,603       $           --  $        --
ROYALTY AND REVENUE PAYABLE                       --           --              --         --                   --           --
NOTES PAYABLE - INSURANCE                         --           --              --         --                   --           --
TAX PAYABLE:                                      --                           --         --                  --           --
    Federal Payroll Taxes                         --           --              --        260                   --           --
    State Payroll & Sales                         48           33              45         39                   --           --
    Ad Valorem Taxes                              --           --              --         --                   --           --
    Other Taxes                                  925        1,550           2,175      2,800                   --           --
TOTAL TAXES PAYABLE                      $       973   $    1,583  $        2,220  $   3,099        $          --  $        --
SECURED DEBT POST-PETITION                    41,472       42,229          44,780     49,084                   --           --
ACCRUED INTEREST PAYABLE                         234          263             299        469                   --           --
*ACCRUED PROFESSIONAL FEES:                    2,000        4,000           4,802      4,798                   --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        22,593       21,744          21,729     22,520                   --           --
  2.  Lease Operating Expenses/Capital            --           --              --         --                   --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    95,939   $  104,081  $      103,386  $  87,573       $           --  $        --
==================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      11/30/01
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $114,205   $ 113,972     $      --   $       (2)   $       235   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $114,205   $ 113,972     $      --   $       (2)   $       235   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 44,536    $ 44,536     $     --   $     --   $     --   $     --

        31-60         4,087       4,087           --         --         --         --

        61-90         4,312       4,312           --         --         --         --

        91 +         12,505      12,505           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 65,440    $ 65,440     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING NOVEMBER 30, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       21,898,981    $          179,733    $        1,569,117
TOTAL COST OF REVENUES                                         --            23,037,429               179,733             1,720,230
GROSS PROFIT                                   $               --    $       (1,138,448)   $               --    $         (151,113)
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $               --    $        1,112,322    $               --    $          126,530
  Insiders Compensation                                        --               106,743                    --                    --
  Professional Fees                                            --             1,495,045                    --                    --
  Other (Earnings in Joint Venture)                            --               550,328              (550,328)                   --

TOTAL OPERATING EXPENSE                        $               --    $        3,264,438    $         (550,328)   $          126,530
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $               --    $       (4,402,886)   $          550,328    $         (277,643)
INTEREST EXPENSE (includes amort of debt fees)             (9,797)            2,239,058                    --               614,434
DEPRECIATION                                                   --             1,901,893                    --                47,617
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $           (9,797)   $        4,140,951    $               --    $          662,051
====================================================================================================================================
NET INCOME BEFORE TAXES                        $            9,797    $       (8,543,837)   $          550,328    $         (939,694)
INCOME TAXES                                                   --                    --                28,869                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $            9,797    $       (8,543,837)   $          521,459    $         (939,694)
====================================================================================================================================


                                               STERLING CHEMICALS                            STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.              FIBERS                 INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11         ELIMINATIONS         01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          (83,333)   $        1,116,391   $          285,909
TOTAL COST OF REVENUES                                          --               (83,333)               68,790              463,406
GROSS PROFIT                                    $           83,333    $               --    $        1,047,601   $         (177,497)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            1,533                          $          228,534   $         (103,333)
  Insiders Compensation                                         --                                          --                   --
  Professional Fees                                             --                                          --                   --
  Other (Earnings in Joint Venture)                             --                                          --                   --

TOTAL OPERATING EXPENSE                         $            1,533                          $          228,534   $         (103,333)
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           81,800                          $          819,067   $          (74,164)
INTEREST EXPENSE (includes amort of debt fees)              37,665                                     178,588                   --
DEPRECIATION                                                23,000                                     485,795                   --
OTHER (INCOME) EXPENSES*                                        --                                          --                   --
OTHER ITEMS**                                                   --                                          --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665                          $          664,383   $               --
====================================================================================================================================
NET INCOME BEFORE TAXES                         $           21,135    $               --    $          154,684   $          (74,164)
INCOME TAXES                                                    --                    --                    --                   --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           21,135    $               --    $          154,684   $         (74,164)
====================================================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,729,574   $         (83,333)    $      27,779,705
TOTAL COST OF REVENUES                                       1,683,022             (83,333)           27,069,277
GROSS PROFIT                                        $        1,046,552   $              --     $         710,428
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          608,496   $        (540,833)            1,433,249
  Insiders Compensation                                             --                  --               106,743
  Professional Fees                                                 --                  --             1,495,045
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          608,496   $        (540,833)    $       3,035,037
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          438,056   $         540,833            (2,324,609)
INTEREST EXPENSE (includes amort of debt fees)                      --             540,833             3,600,781
DEPRECIATION                                                   405,074                  --             2,863,379
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          405,074   $         540,833     $       6,464,160
=================================================================================================================
NET INCOME BEFORE TAXES                             $           32,982   $              --     $      (8,788,769)
INCOME TAXES                                                        --                  --                28,869
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           32,982   $              --     $      (8,817,638)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                 FILING TO
  DISBURSEMENTS                            8/31/2001(1)     Sep-01        Oct-01        Nov-01      Dec-01   Jan-02       DATE
  -------------                            ------------   ----------    -----------   ----------    ------   ------    -----------
1. CASH-BEGINNING OF MONTH                   9,346,548     1,430,565      1,217,400      159,499        --       --      9,346,546
                                            ==========    ==========    ===========   ==========    ======   ======    ===========

RECEIPTS:

2. CASH SALES                                       --            --             --           --        --       --             --

3. COLLECTION OF ACCOUNTS RECEIVABLE        40,926,868    20,950,661     23,372,230   20,886,265        --       --    106,136,024

4. LOANS & ADVANCES - CIT REVOLVER          32,400,000    30,000,000     35,600,000   31,300,000        --       --    129,300,000

5. SALE OF ASSETS                                   --            --             --           --        --       --             --

6. OTHER (attach list)                      17,276,763     9,809,132     12,435,815   12,134,485        --       --     51,656,194
                                            ----------    ----------     ----------   ----------     -----   ------    -----------
TOTAL RECEIPTS                              90,603,630    60,759,793     71,408,045   64,320,750        --       --    287,092,218
                                            ----------    ----------     ----------   ----------    ------   ------    -----------

(Withdrawal)Contribution by Individual
   Debtor MFR-2*                                   N/A           N/A            N/A         N/A        N/A      N/A           N/A
                                            ==========    ==========    ===========   ==========    ======   ======    ===========
DISBURSEMENTS:

7. NET PAYROLL                               2,731,080     1,885,987      1,820,918    2,759,985        --       --      9,197,969

8. PAYROLL TAXES PAID                        1,296,961       929,631        898,310      443,402        --       --      3,568,303

9. SALES, USE & OTHER TAXES PAID                32,514        59,392         54,688       55,177        --       --        201,772

10.SECURED/RENTAL/LEASES                       150,961       223,715        267,731      179,910        --       --        822,317

11.UTILITIES                                 2,879,979     2,190,006      5,169,539    3,737,135        --       --     13,976,660

12.INSURANCE                                 1,469,518       830,148        452,349      425,842        --       --      3,177,857

13.INVENTORY PURCHASES                      11,912,436    10,899,473     12,316,618   12,485,921        --       --     47,614,448

14.VEHICLE EXPENSES                                 --            --             --           --        --       --             --

15.TRAVEL & ENTERTAINMENT                       39,341        31,508         48,462       53,052        --       --        172,364

16.REPAIRS, MAINTENANCE & SUPPLIES           1,279,095     1,162,418      1,519,414    1,100,361        --       --      5,061,288

17.ADMINISTRATIVE & SELLING                  2,731,486     1,698,951      3,178,324    3,136,392        --       --     10,745,153

18.OTHER (attach list)                      73,996,239    41,050,486     45,331,111   39,721,594        --       --    200,099,429

TOTAL DISBURSEMENTS FROM OPERATIONS         98,519,611    60,961,714     71,057,466   64,098,769        --       --    294,637,560

19.PROFESSIONAL FEES                                --        11,243      1,368,231      802,884        --       --      2,182,358

20.U.S. TRUSTEE FEES                                --            --         40,250           --        --       --         40,250

21.OTHER REORGANIZATION EXPENSES
     (attach list)                                  --            --             --           --        --       --             --

                                            ----------    ----------     ----------   ----------    ------   ------    -----------
TOTAL DISBURSEMENTS                         98,519,611    60,972,958     72,465,946   64,901,653        --       --    296,860,168
                                            ==========    ==========    ===========   ==========    ======   ======    ===========
22.NET CASH FLOW                            (7,915,980)     (213,165)    (1,057,901)    (580,903)       --       --     (9,767,950)

23.CASH - END OF MONTH (MOR-2)               1,430,565     1,217,400        159,499     (421,404)       --       --       (421,404)

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


           MOR-7                         *Applies to Individual debtor's only.


per MOR-7                                                           1,430,565.35     1,217,400.33      159,499.29    (421,403.88)
per 211 trial balance                                               2,156,824.40     1,222,225.02      926,043.98     527,547.60
                                                                    ------------     ------------      ----------    -----------
difference                                                            726,259.05         4,824.69      766,544.69     948,951.48

g/l acct 10123 - not a good account, s/b zero                             794.70           794.70          794.70         794.70
g/l acct 10131 - account was closed before filing, bal s/b zero         4,029.99         4,029.99        4,029.99       4,029.99
g/l acct 10199 - cash overdraft reclass of outstanding checks         721,434.36             0.00      761,720.00     944,126.79
                                                                    ------------     ------------      ----------    -----------
reconciled difference                                                 726,259.05         4,824.69      766,544.69     948,951.48

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                           FILING TO
   DISBURSEMENTS:                     8/31/2001(1)      Sep-01        Oct-01       Nov-01     Dec-01    Jan-02          DATE
                                       -----------      ----------   ----------  ----------   -------   ------       -----------
6.  OTHER RECEIPTS:

    Interest Income                             --          80,302           --          --                               80,302

    401(k) Plan Refund                          --              --           --          --                                   --

    Cobra Insurance Payment                     --              --           --          --                                   --

    Miscellaneous                          323,832         156,450    1,147,947     181,336                            1,809,565

    Royalty Owners Trust Account                --              --           --          --                                   --

    Emission Credits                            --              --           --          --                                   --

    Account Transfers                   16,952,931       8,360,380   11,197,868   9,047,528                           45,558,706

    Intercompany Transfers                      --       1,212,000       90,000   2,905,621                            4,207,621
                                       -----------      ----------   ----------  ----------   -------   ------       -----------
   TOTAL OTHER RECEIPTS                 17,276,763       9,809,132   12,435,815  12,134,485        --       --        51,656,194
                                        ==========      ==========   ==========  ==========   =======  =======       ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense                     --              --           --          --                                   --

    Workover Expense                            --              --           --          --                                   --

    Capital Expenditures                   157,217         352,420      408,428     297,523                            1,215,588

    Revenue & Royalties                         --              --           --          --                                   --

    Interest Payment                            --              --       97,161          --                               97,161

    Employee Benefits                    1,716,761       1,923,632    2,430,056   1,259,446                            7,329,895

    Severance tax                               --              --           --          --                                   --

    Pre-petition checks voided
       in current period                   (30,000)             --           --          --                              (30,000)

    Account Transfers                   16,952,931       8,360,380   11,197,868   9,047,528                           45,558,706

    CIT Revolver Payments               51,857,690      24,100,472   24,983,680  21,322,848                          122,264,691

    Intercompany Transfers               3,341,640       6,313,582    6,213,918   7,794,248                           23,663,387
                                        ----------      ----------   ----------  ----------   -------   ------       -----------
TOTAL OTHER DISBURSEMENTS               73,996,239      41,050,486   45,331,111  39,721,594        --       --       200,099,429
                                        ==========      ==========   ==========  ==========   =======  =======       ===========



       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --               100           475,859           912,644        (1,237,679)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           19,025,037

  4.  LOANS & ADVANCES - CIT REVOLVER                                               31,300,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --         2,905,621         2,800,000         5,745,106
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --        19,025,037        34,205,621         2,800,000         5,745,106
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                                             2,759,985                --

  8.  PAYROLL TAXES PAID                                                                                 443,402

  9.  SALES, USE & OTHER TAXES PAID                                                     55,177

  10. SECURED/RENTAL/LEASES                                                                                                179,910

  11. UTILITIES                                                                      3,737,135

  12. INSURANCE                                                                          4,023                             421,819

  13. INVENTORY PURCHASES                                                           12,349,446                             136,475

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                                                53,052

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    1,100,361

  17. ADMINISTRATIVE & SELLING                                                         170,723                           2,965,669

  18. OTHER (attach list)                               --        18,485,174        18,133,455                --           562,868
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --        18,485,174        34,449,959         3,203,386         5,420,154
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --           802,884

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --        18,485,174        34,449,959         3,203,386         6,223,038
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --           539,863          (244,338)         (403,386)         (477,931)

  23. CASH - END OF MONTH (MOR-2)                       --           539,963           231,521           509,258        (1,715,610)




  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --                --             8,576           159,499
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                1,861,229        20,886,265

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                   31,300,000

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                          493,497             8,925                --           181,336        12,134,485
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   493,497             8,925                --         2,042,564        64,320,750
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --         2,759,985

  8.  PAYROLL TAXES PAID                                                                                                   443,402

  9.  SALES, USE & OTHER TAXES PAID                                                                                         55,177

  10. SECURED/RENTAL/LEASES                                                                                                179,910

  11. UTILITIES                                                                                                          3,737,135

  12. INSURANCE                                                                                                            425,842

  13. INVENTORY PURCHASES                                                                                               12,485,921

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                53,052

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    1,100,361

  17. ADMINISTRATIVE & SELLING                                                                                           3,136,392

  18. OTHER (attach list)                          493,497             8,925                --         2,037,675        39,721,594
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              493,497             8,925                --         2,037,675        64,098,769
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --           802,884

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              493,497             8,925                --         2,037,675        64,901,653
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --                --             4,890          (580,903)

  23. CASH - END OF MONTH (MOR-2)                       --                --                --            13,465          (421,404)



MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H4-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      2,800,000        5,745,106

     Intercompany Transfers                                                 2,905,621
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER RECEIPTS                                  --           --       2,905,621       2,800,000        5,745,106
                                             ===========   ==========      ==========       =========        =========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                      297,523

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        491,679                          265,345

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                      9,047,528

     CIT Revolver Payments                                 18,485,174         800,000

     Intercompany Transfers                                                 7,794,248
                                             -----------   ----------      ----------       ---------        ---------
TOTAL OTHER DISBURSEMENTS                             --   18,485,174      18,133,455              --          562,868
                                             ===========   ==========      ==========       =========        =========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             181,336         181,336

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         493,497          8,925                                        9,047,528

     Intercompany Transfers                                                                                  2,905,621

                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           493,497          8,925              --          181,336      12,134,485
                                               =======      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      297,523

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         493,497          8,925                                        1,259,446

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                       9,047,528

     CIT Revolver Payments                                                                   2,037,675      21,322,848

     Intercompany Transfers                                                                                  7,794,248
                                               -------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      493,497          8,925              --        2,037,675      39,721,594
                                               =======      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.               CASE NUMBER: 01-37806-H4-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF          NOVEMBER 2001
                                  ---------------------------------


BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $       539,963    $       152,402    $       325,070    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                            (93,265)        (1,694,349)

OTHER                                                                       79,119            277,453            (21,261)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $       539,963    $       231,521    $       509,258    $    (1,715,610)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $           100    $       475,859    $       912,644    $    (1,237,679)

RECEIPTS                                             19,025,037         31,300,000

TRANSFERS BETWEEN ACCOUNTS                --                           (13,936,155)         2,800,000          5,745,106

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (18,485,174)       (17,608,183)        (3,203,386)        (6,223,037)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $       539,963    $       231,521    $       509,258    $    (1,715,610)
                             ===============    ===============    ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $           --    $          1,000    $     1,018,434

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                            (1,787,614)

OTHER                                                                                          12,465            347,776
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $            --    $        13,465    $      (421,404)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $            --    $         8,575    $       159,498

RECEIPTS                                                                                    2,042,564         52,367,601

TRANSFERS BETWEEN ACCOUNTS           493,497              8,925                                               (4,888,627)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS          (493,497)            (8,925)                           (2,037,674)       (48,059,876)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $            --    $        13,465    $      (421,404)
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.            CASE NUMBER:     01-37806-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



                                                                                                                         FILING TO
      INSIDERS: NAME/POSITION/COMP TYPE(2)        8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002      DATE
------------------------------------------------  ------------  --------   ----------  ---------  ---------  ---------   ---------
 1. Frank Diassi/Chairman of Board/Salary          $ 46,875       31,250   $   31,250  $  31,250     $--        $--      $ 140,625
 2. Frank Diassi/Chairman of Board/Bonus                 --       23,438           --         --
 3. Frank Diassi/Chairman of Board/Expenses             521        1,741           --         --      --         --          2,262
 4. David Elkins/President/Salary                    43,750       29,167       29,167     29,167      --         --        131,251
 5. David Elkins/President/Bonus                         --       21,875           --         --
 6. David Elkins/President/Expenses                   5,013           35          410         --      --         --          5,458
 7. Richard Crump/Exec VP Opers/Salary               37,500       25,000       25,000     25,000      --         --        112,500
 8. Richard Crump/Exec VP Opers/Bonus                    --       18,750           --         --
 9. Richard Crump/Exec VP Opers/Expense               2,192        2,939          642      2,331      --         --          8,104
10. Paul Vanderhoven/VP Finance & CFO/Salary         25,000       16,667       16,667     16,667      --         --         75,001
11. Paul Vanderhoven/VP Finance & CFO/Bonus              --       10,000           --         --
12. Paul Vanderhoven/VP Finance & CFO/Expense            --        5,573          974         --
13. Robert Roten/Former Pres & Board Member/SERP      2,328        2,328        2,328      2,328      --         --          9,312
14. Robert Roten/Former Pres & Board
    Member/Consulting fee                            10,000           --           --         --      --         --         10,000
15. Robert Roten/Former Pres & Board
    Member/BOD fee                                       --           --       17,550         --
16. Rolf Towe/Board Member                               --           --       10,150         --
17. Hunter Nelson/Board Member                           --           --       13,550         --
18. Frank Hevrdejs/Board Member                          --           --       10,750         --
                                                   --------     --------   ----------  ---------     ---        ---      ---------
TOTAL INSIDERS (MOR-1)                             $173,179     $188,763   $  158,438  $ 106,743     $--        $--      $ 494,513
                                                   ========     ========   ==========  =========     ===        ===      =========



       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE                               8/31/2001(1)  Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002      DATE
---------------------------------                   ------------  ---------  ----------  ---------  ---------  ---------  ----------
 1. Logan & Company, Inc.                           $         --  $  11,243  $   15,330  $  65,978  $      --  $      --  $92,551.32
 2. Andrews & Kurth LLP                                       --         --     324,139         --         --         --     324,139
 3. US Trustee                                                --         --      40,250         --         --         --      40,250
 4. Skadden, Arps, Slate, Meagher & Flom LLP                  --         --     751,593         --         --         --     751,593
 5. Akin Gump Strauss                                         --         --     277,168    126,980         --         --     404,148
 6. Arthur Andersen                                           --         --          --    134,935         --         --     134,935
 7. Lazard Freres & Co. LLC                                                                268,613
 8. Baker & Botts                                                                          154,797
 9. Groom Law Group                                                                         11,331
10. Nexant, Inc.                                                                            40,250
                                                    ------------  ---------  ----------  ---------  ---------  ---------   ---------
TOTAL PROFESSIONALS (MOR-1)                         $         --  $  11,243  $1,408,481  $ 802,884  $      --  $      --  $1,747,617
                                                    ============  =========  ==========  =========  =========  =========  ==========


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9